EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Payment Data Systems, Inc., a Nevada corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The Annual Report on Form 10-KSB for the year ending December 31, 2005 (the "Form 10-KSB ") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  31,  2006

     By:  /s/  Michael  R.  Long
          ----------------------
     Michael  R.  Long
     Chief  Executive  Officer
     and  Chief  Financial  Officer